Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Amounts due to third-parties	¥ 43,560	$ 6,229	¥ 22,627
Income tax payables	15,214	2,176	15,178
Other tax payables	1,256	180	1,256
Salary and welfare payables	11,245	1,608	7,685
Deposits received from ride-hailing drivers	2,994	428	2,342
Purchase consideration payable	15,816	2,262	15,725
Others	22,707	3,246	9,456
Total	¥ 112,792	$ 16,129	¥ 74,269